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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Budget Group, Inc.'s previously filed Registration Statement File Nos. 333-82749 and 333-50086.


Orlando, Florida
June 26, 2001